                                                                   EXHIBIT 10.25


                           AMERICAN TOWER CORPORATION


                            STOCK PURCHASE AGREEMENT


     THIS AGREEMENT (this "Agreement") is made as of February 4, 1999 by and between American Tower Corporation, a Delaware corporation ("ATC") and Credit Suisse First Boston Corporation ("CSFB").

     WHEREAS, CSFB desires to purchase, and ATC is willing to sell 500,000 shares of Class A Common Stock, par value $.01 per share, of ATC (the "ATC Common Stock"), all on the terms and subject to the conditions of this Agreement; and

     WHEREAS, ATC and CSFB wish to provide for the terms and conditions of the purchase and sale of the ATC Common Stock and certain related matters;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other valuable consideration, the receipt and adequacy whereof are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

     SECTION 1.  Authorization and Closing.
                 -------------------------

     (a)  Authorization of the Securities.  ATC has authorized the issue and
          -------------------------------
sale to CSFB, and CSFB has agreed to purchase 500,000 shares of ATC Common Stock (collectively, the "Subject Shares") at a purchase price equal to $26.3125 per share.

     (b)  Purchase and Sale of the Subject Shares.  At the Closing, subject to
          ---------------------------------------
the terms and conditions set forth herein, ATC shall issue to CSFB, and CSFB shall acquire from ATC, the Subject Shares set forth in Section 1(a). CSFB will make payment in the form of a wire transfer of immediately available funds or bank cashier's or certified check; and

     (c)  The Closing.  The closing (the "Closing") of the issue and acquisition
          -----------
of the Subject Shares shall take place at the offices of Sullivan & Cromwell, New York, New York on February 9, 1999 at 10:00 a.m. or at such other date and place as may be mutually agreeable to ATC and CSFB. Any wire transfer of funds shall be made to such bank account in the United States as shall have been designated in writing by ATC a reasonable time prior to the Closing.

     SECTION 2.  Conditions of CSFB's Obligation.  The obligation of CSFB to
                 -------------------------------
acquire the Subject Shares to be purchased by CSFB at the Closing is subject to the satisfaction (or waiver in writing by CSFB) as of the Closing of the following conditions:

          (a)    Representations and Warranties; Covenants.  The
                 -----------------------------------------
     representations and warranties contained in Section 4 shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and ATC shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

          (b)    Registration Rights Agreement.  ATC shall have executed and
                 -----------------------------
     delivered to CSFB an agreement substantially in the form of Exhibit A attached hereto and made a part hereof (the "Registration Rights Agreement").

          (c)    Legal Opinion.  ATC shall have delivered to CSFB an opinion of
                 -------------
     Sullivan & Worcester LLP, counsel for ATC, as to the due organizations and corporate existence of ATC, the due authorization, execution, delivery and binding effect of this Agreement, and the due authorization and valid issuance of the Subject Shares and their fully paid and nonassessable status.
          (d)    Proceedings.  All corporate and other proceedings taken or
                 -----------
     required to be taken by ATC in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to CSFB and their counsel.

          (e)    Closing Documents.  ATC shall have delivered to CSFB such
                 -----------------
     documents, instruments and certificates relating to the transactions contemplated by this Agreement as CSFB or its counsel may reasonably request.

     SECTION 3.  Conditions of ATC's Obligation.  The obligation of ATC to issue
                 ------------------------------
and sell the Subject Shares to CSFB at the Closing is subject to the satisfaction (or waiver in writing by ATC) as of the Closing of the following conditions:

          (a)    Representations and Warranties; Covenants.  The representations
                 -----------------------------------------
     and warranties of CSFB contained in Section 5 shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and CSFB shall have performed in all material respects all of the covenants required to be performed by him or it hereunder prior to the Closing.

          (b)    Proceedings.  All corporate and other proceedings taken or
                 -----------
     required to be taken by CSFB in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to ATC and its counsel.

          (c)    Closing Documents.  CSFB shall have delivered to ATC such
                 -----------------
     documents, instruments and certificates relating to the transactions contemplated by this Agreement as ATC or its counsel may reasonably request.

          SECTION 4.  Representations and Warranties of ATC.  As a material
                      -------------------------------------
inducement to CSFB to enter into this Agreement and purchase the Subject Shares, ATC hereby makes the following representations and warranties to CSFB.

          (a)    Organization and Corporate Power.  ATC and each of its
                 --------------------------------
     subsidiaries is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business in each jurisdiction in which the failure so to qualify would reasonably be expected to have a material adverse effect on the business, financial condition or results of operation of ATC and its subsidiaries taken as a whole. ATC and each of its subsidiaries has all requisite corporate and other power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and, in the case of ATC, to execute and deliver and consummate the transactions contemplated by this Agreement.

          (b)    Material Statements and Omissions; Absence of Events.  The
                 ----------------------------------------------------
     information with respect to ATC included in the prospectus included in the registration statement to be filed on or about February 8, 1999 heretofore delivered by ATC to CSFB (the "ATC Prospectus") does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact required to make any statement contained herein or therein, in light of the circumstances under which they were made, not misleading. Since the date of the most recent financial statements set forth in the ATC Prospectus, except to the extent described in the ATC Prospectus, there has been no material adverse change in ATC.

          (c)    Capital Stock and Related Matters.
                 ---------------------------------

          (i) The authorized and issued capital stock of ATC is as set forth in the ATC Prospectus. All of the outstanding shares of the ATC Common Stock are, and all of the Subject

     Shares will, upon issuance pursuant to the provisions of this Agreement, be, duly authorized, validly issued, fully paid and nonassessable.

          (ii) There are no statutory or, to the best of ATC's knowledge, contractual stockholder preemptive rights or rights of refusal with respect to the issuance of the Subject Shares. ATC has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and, based on the representations and warranties of CSFB set forth in Section 5(g), the offer, sale and issuance of the Subject Shares hereunder does not require registration under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws.

          (d)    Authorization; No Breach.  The execution, delivery and
                 ------------------------
     performance of this Agreement, the Registration Rights Agreement and all other agreements contemplated hereby to which ATC is or will be a party have been duly authorized by ATC. This Agreement, the Registration Rights Agreement and all other agreements contemplated hereby each constitutes a valid and binding obligation of ATC, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws of general applicability affecting the enforcement of creditors' or secured parties' rights or debtors' obligations generally and
     (ii) the availability of specific performance or other equitable remedies may be limited by equitable principles of general applicability (whether such matter is considered in a proceeding at law or in equity). The (x) execution and delivery by ATC of this Agreement and the Registration Rights Agreement, (y) offering, sale and issuance of the Subject Shares hereunder, and (z) fulfillment of and compliance with the respective terms hereof and thereof by ATC, do not and shall not, except in respect of clause (z) above, for filings and other actions to be performed upon the occurrence of certain future events, as contemplated by the Registration Rights Agreement, (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon ATC's or any subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the charter or by-laws or other organizational documents of ATC or any subsidiary, or any law, statute, rule or regulation to which ATC or any subsidiary is subject, or any contract, agreement, instrument, order, judgment or decree to which ATC or any subsidiary is subject, which such authorization, consent, approval, exemption, action or notice has not been obtained, except in all cases for such exceptions as would not, individually or in the aggregate, have a material adverse effect on the business, financial conditions or results of operation of ATC and its subsidiaries taken as a whole.

          (e)    Brokerage.  There are no claims for brokerage commissions,
                 ---------
     finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon ATC or any subsidiary. ATC shall pay, and hold CSFB harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

          (f)    Governmental Consent, etc.  No permit, consent, approval or
                 -------------------------
authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by ATC of this Agreement or the other agreements contemplated hereby, or the consummation by ATC of any other transactions contemplated hereby or thereby, except as expressly contemplated herein or therein or in the exhibits hereto or thereto.

     SECTION 5.  Representations and Warranties of each CSFB.  As a material
                 -------------------------------------------
inducement to ATC to enter into this Agreement and issue and sell the Subject Shares CSFB hereby makes the following representations and warranties to ATC.

          (a)    Organization and Power.  CSFB is duly organized, validly
                 ----------------------
     existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate or other power and authority to execute and deliver and consummate the transactions contemplated by this Agreement.

          (b)    Authorization; No Breach.  The execution, delivery and
                 ------------------------
performance of this Agreement, the Registration Rights Agreement and all other agreements contemplated hereby to which CSFB is or will be a party have been duly authorized by CSFB. This Agreement, the Registration Rights Agreement and all other agreements contemplated hereby to which CSFB is or will be a party each constitutes a valid and binding obligation of such CSFB, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws of general applicability affecting the enforcement of creditors' or secured parties' rights or debtors' obligations generally and (ii) the availability of specific performance or other equitable remedies may be limited by equitable principles of general applicability (whether such matter is considered in a proceeding at law or in equity). The (x) execution and delivery by CSFB of this Agreement, the Registration Rights Agreement and all other agreements contemplated hereby to which CSFB is or will be a party, and (y) fulfillment of and compliance with the respective terms hereof and thereof by CSFB, do not and shall not, except in respect of clause (y) above, for filings and other actions to be performed upon the occurrence of certain future events, as contemplated by the Registration Rights Agreement, (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon CSFB's assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, any law, statute, rule or regulation to which CSFB is subject, or any contract, agreement, instrument, order, judgment or decree to which CSFB is subject, which such authorization, consent, approval, exemption, action or notice has not been obtained.

          (c)    Brokerage.  There are no claims for brokerage commissions,
                 ---------
     finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon CSFB. CSFB shall pay and hold ATC harmless against any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

          (d)    Governmental Consent, etc.  No permit, consent, approval or
                 -------------------------
     authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by CSFB of this Agreement or the other agreements contemplated hereby, or the consummation by CSFB of any other transactions contemplated hereby or thereby, except as expressly contemplated herein or therein, in the exhibits hereto or thereto or in the ATC Prospectus.

          (e)    Investment Representation.  CSFB is an "accredited investor"
                 -------------------------
     as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act. The Subject Shares to be acquired by CSFB are being acquired solely for the account of CSFB for purposes of investment and not with a view to the sale, transfer or other distribution thereof, as those terms are used in the Securities Act and the rules and regulations promulgated thereunder; provided, however, that nothing contained herein shall prevent CSFB and subsequent holders of Subject Shares from transferring such securities in compliance with the applicable provisions of the Securities Act (including without limitation Rule 144 promulgated thereunder or pursuant to registration) and applicable state securities laws. CSFB covenants and agrees that it will not sell, assign, transfer or otherwise dispose of any of the Subject Shares to be acquired by CSFB in violation of the Securities Act or applicable state securities laws. Each certificate for the Subject Shares shall be imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE STOCK PURCHASE AGREEMENT, DATED AS OF FEBRUARY 4, 1999, BETWEEN THE ISSUER ("ATC") AND CREDIT SUISSE FIRST BOSTON CORPORATION, AND ATC RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY ATC TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE." THIS LEGEND SHALL EXPIRE AUTOMATICALLY, AND SHALL BE REMOVED, ON FEBRUARY 5, 2001.

     SECTION 6.  Miscellaneous.
                 -------------

     (a)  Termination.  This Agreement may be terminated with the mutual consent
          -----------
of CSFB and ATC.

     (b)  Amendment.  This Agreement may be amended, from time to time, by the
          ---------
parties hereto at any time prior to the Closing Date but only by an instrument in writing signed by the parties hereto or their respective successors or assigns.

     (c)  Waiver. At any time prior to the Closing Date, the parties may, either
          ------
generally or in a particular instance and either retrospectively or prospectively, extend the time for the performance of any of the obligations or other acts of the other, and waive compliance by the other with any of the agreements, covenants, conditions or other provisions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

     (d)  Expenses. CSFB agrees to pay the reasonable out-of-pocket expenses of
          --------
ATC incident to the negotiation, preparation, performance and enforcement of this Agreement (including all reasonable fees and expenses of ATC's counsel, accountants and other consultants, advisors and representatives for all activities of such persons undertaken pursuant to this Agreement).

     (e)  Notices.  All notices and other communications which by any provision
          -------
of this Agreement are required or permitted to be given shall be given in writing and shall be (a) mailed by first-class or express mail, postage prepaid, or by recognized courier service, (b) sent by telecopy or other form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid, or by recognized courier service) written confirmation at substantially the same time as such rapid transmission, or (c) personally delivered to the receiving party (which if, other than an individual, shall be an officer or other responsible party of the receiving party). All such notices and communications shall be mailed, sent or delivered as follows:

     If to ATC:          116 Huntington Avenue
                         Boston, Massachusetts 02116
                         Attention:   Joseph L. Winn, Chief Financial Officer
                         Telecopier No.:  (617) 375-7575

     with a copy to:     Sullivan & Worcester LLP
                         One Post Office Square
                         Boston, Massachusetts 02109
                         Attention:  Norman A. Bikales, Esq.
                         Telecopier No.:  (617) 338-2880; and

     If to CSFB:         11 Madison Avenue
                         New York, New York  10010
                         Attention:  Kristin M. Allen, Managing Director
                         Telephone No.:  (212) 325-2459

     with a copy to:     Sullivan & Cromwell
                         125 Broad Street
                         New York, New York 10004
                         Attention: John T. Bostelman, Esq.
                         Telecopier No.: (212) 558-3588

or to such other person(s), telex or facsimile number(s) or address(es) as the party to receive any such communication or notice may have designated by written notice to the other party.

     (f)  Specific Performance; Other Rights and Remedies.  Each party
          -----------------------------------------------
recognizes and agrees that in the event the other party should refuse to perform any of its obligations under this Agreement, the remedy at law would be inadequate and agrees that for breach of such provisions, each party shall, in addition to such other remedies as may be available to it at law or in equity, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by applicable law. Each party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Nothing herein contained shall be construed as prohibiting each party from pursuing any other remedies available to it under applicable law or pursuant to the provisions of this Agreement for such breach or threatened breach, including without limitation the recovery of damages.

     (g)  Survival of Representations, Warranties, Covenants and Agreements.
          -----------------------------------------------------------------
All of the representations, warranties, covenants and agreements set forth in this Agreement shall survive the Closing.

     (h)  Severability.  If any term or provision of this Agreement shall be
          ------------
held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case. Notwithstanding the foregoing, in the event of any such determination the effect of which is to affect materially and adversely either CSFB or ATC, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the intent and purpose of this Agreement is fulfilled and consummated to the maximum extent possible.

     (i)  Counterparts.  This Agreement may be executed in several counterparts,
          ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding upon all of the parties. In pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

     (j)  Section Headings.  The headings contained in this Agreement are for
          ----------------
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     (k)  Governing Law.  The validity, interpretation, construction and
          -------------
performance of this Agreement shall be governed by, and construed in accordance with, the applicable laws of the United States of America and the laws of the Commonwealth of Massachusetts applicable to contracts made and performed in such State and, in any event, without giving effect to any choice or conflict of laws provision or rule that would cause the application of domestic substantive laws of any other jurisdiction, except to the extent the corporate laws of the State of Delaware are applicable. Anything in this Agreement to the contrary notwithstanding, in the event of any dispute between the parties which results in a legal action, litigation or other proceeding, the prevailing party shall be entitled to receive from the non-prevailing party reimbursement for reasonable legal fees and expenses incurred by such prevailing party in such legal action, litigation or other proceeding.

     (l)  Further Acts.  Each party agrees that at any time, and from time to
          ------------
time, before and after the consummation of the transactions contemplated by this Agreement, it will do all such things and execute and deliver all such other agreements, instruments or other documents and other assurances, as the other party or its counsel reasonably deems necessary or desirable in order to carry out the terms and conditions of this Agreement and the transactions contemplated hereby or to facilitate the enjoyment of any of the rights created hereby or to be created hereunder.

     (m)  Assignment.  This Agreement shall not be assignable by any party and
          ----------
any such assignment shall be null and void, except that it shall inure to the benefit of and be binding upon any successor to each party by operation of law, including by way of merger, consolidation or sale of all or substantially all of its assets, and, in the case of CSFB, any person to whom CSFB shall have transferred any of the Subject Shares not in violation of this Agreement. Notwithstanding the foregoing, ATC may assign its rights and remedies hereunder to any bank or other financial institution which has loaned funds or otherwise extended credit to it; and CSFB may assign its rights and obligations under this Agreement and the Registration Rights Agreement, and may assign the Subject Shares, to an affiliate that agrees to be bound thereby.

     (n)  Parties in Interest.  This Agreement shall be binding upon and inure
          -------------------
solely to the benefit of the parties and their permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as otherwise provided in Section 6(m).

     (o)  Certain Definitions.  Terms defined in the singular shall have a
          -------------------
comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. References to "hereof," "herein" or similar terms are intended to refer to the Agreement as a whole and not a particular section, and references to "this Section" are intended to refer to the entire section or article and not a particular subsection thereof.

     (p)  Mutual Drafting.  This Agreement is the result of the joint efforts of
          ---------------
ATC and CSFB, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and there shall be no construction against either party based on any presumption of that party's involvement in the drafting thereof. Each of the parties is a sophisticated legal entity or individual that was advised by experienced counsel and, to the extent it deemed necessary, other advisors in connection with this Agreement.


                    SIGNATURES APPEAR ON THE FOLLOWING PAGE

     IN WITNESS WHEREOF, each of the parties hereto had caused this Agreement to be duly executed and delivered as of the day and year first above written.


                              American Tower Corporation


                              By: ________________________________
                              Name:  Steven B. Dodge
                              Title: President and Chief Executive Officer



                              Credit Suisse First Boston Corporation



                              By: ________________________________
                              Name:
                              Title: